Performance Management - Milliman Hedged U.S. Growth Fund	Apr. 28, 2026
Prospectus [Line Items]
Bar Chart and Performance Table [Heading]	Performance
Performance Narrative [Text Block]

The Fund has ceased investment operations and therefore does not have performance information for the most recent calendar year. The Fund’s past performance is not necessarily an indication of its future performance. When the Fund commences investment operations, updated performance information will be available online at www.millimanfunds.com.

Performance Past Does Not Indicate Future [Text]	The Fund’s past performance is not necessarily an indication of its future performance.
Performance One Year or Less [Text]	The Fund has ceased investment operations and therefore does not have performance information for the most recent calendar year.
Performance Availability Website Address [Text]	www.millimanfunds.com.